UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-08699
                                   811-10019

Name of Fund:  Merrill Lynch U.S. High Yield Fund, Inc.
               Master U.S. High Yield Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 09/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S. High Yield Fund, Inc.


Semi-Annual Report
September 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

Earlier in the year, the Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board moves and economic revitalization. As of September 30, 2003, the ten-year Treasury bond was yielding 3.96%. This compared to a yield of 3.83% six months earlier and 3.63% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



We are pleased to present to you the management team of Merrill Lynch U.S. High Yield Fund, Inc.


Senior Portfolio Manager Dan Evans joined Merrill Lynch Investment Managers in 1994 and heads the Merrill Lynch U.S. High Yield Fund team. He received a bachelor's degree from the Georgia Institute of Technology and an MBA from Georgia State University. He is founder and life member of the Fixed Income Analysts Society. In addition to Mr. Evans, the investment team includes Portfolio Manager Robert Murray, Portfolio Manager Betsy Phillips and trader Ann Marie Ryan. The team is supported by 13 credit analysts: Savitri Alex, Philip Brendel, Anthony Heyman, Warren Hymson, Daniel Ruiz, Omar Jama, Andrew Liggio, Daniel Luchansky, Jaimin Patel, Gregory Spencer, Robert Phillips, Matthew Wallack and An Pham. The team has a combined 168 years of investment experience.


Dan Evans
Senior Portfolio Manager



Table of Contents

A Letter From the President                                2
A Discussion With Your Fund's Portfolio Manager            4
Portfolio Information                                      6
Performance Data                                           7
Fund Financial Information                                10
Fund Financial Highlights                                 13
Fund Notes to Financial Statements                        18
Schedule of Investments                                   21
Master Financial Information                              27
Master Financial Highlights                               30
Master Notes to Financial Statements                      31
Officers and Directors/Trustees                           34



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



A Discussion With Your Fund's Portfolio Manager


A strong rally in the high yield market endured throughout the six-month period, and Fund performance benefited significantly.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended September 30, 2003, the Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +13.76%, +13.47%, +13.44%, +13.90% and +13.93%, respectively.
(Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 - 9 of this report to shareholders.) The Fund outperformed the +13.08% return of the unmanaged benchmark Credit Suisse First Boston High Yield Index and performed just below the +14.15% average return of its Lipper category of High Current Yield Funds for the same period. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

The Fund benefited in this six months from the high yield market rally that began in mid October 2002 following several years of difficult markets. The main drivers of the upturn were investors' improved outlook on the economy, modestly favorable corporate earnings reports, a shrinking number of defaults by high yield corporate issuers and much improved market access to capital. Certain technical factors also provided solid support to the high yield market, including strong cash inflows from institutional investors increasing their allocations to the high yield sector and from retail investors who were searching for yield in the low interest rate environment. This year also brought an unprecedented international demand for high yield. In 2003, we expect foreign interest in the high yield market may rise to $75 billion.

When the high yield market hit bottom on October 10, 2002, many securities were severely undervalued. From that time, we took the opportunity to eliminate certain securities from the portfolio and to retain others. Those decisions ultimately led to the Fund's positive absolute and relative performance, as security selection had a meaningful positive impact on returns over the past six months.

In general, the strongest performers in the high yield market during the period were bonds that had been out of favor prior to the rally, especially issues of utilities/independent power producers and wireless communications companies--areas in which the Fund was overweighted. The prices of these securities rose sharply as investors' views on these sectors became more positive. The utility sector, in particular, was drastically undervalued in the aftermath of Enron's financial misdealings and because of fears that a faltering economy would hurt the more highly leveraged players in the sector.

In terms of specific holdings, we saw impressive performance from Millicom International Cellular S.A., The AES Corporation, Calpine Corporation, Nextel Partners, Inc. and American Tower Corporation. The bonds of each of these issuers appreciated dramatically from severely depressed October 2002 levels.


What changes were made to the portfolio during the period?

Portfolio turnover has been active, reflecting our efforts to reposition the portfolio and reduce our overall risk profile. We eliminated or trimmed those positions that we believe realized their potential during the period. These included many of the strong performers mentioned earlier. We took profits in utilities, reducing our overweight position to an underweighting by the end of the period. In addition to reducing positions that did well during the period, we also weeded out those holdings that we felt did not have the potential to recover.

Another strategy shift came in April and May, when we became concerned that ten-year Treasury securities, which high yield securities trade in reference to, were outpacing themselves in the market. Based on this assessment, we began to shift to those securities that had a lower correlation to Treasury issues. Generally, higher-quality bonds have a higher correlation to Treasury securities while lower-quality issues, particularly those rated B and CCC, have only a limited correlation to the Treasury market. Since many of these higher-quality high yield securities had benefited from the rise in Treasury issues, and based on our belief that Treasury issues were going to fall in price and increase in yield, we trimmed those securities that we felt were most vulnerable to this dynamic. From June 13 to July 31, 2003, the ten-year Treasury declined approximately 11% in price. During the same period, the Fund declined just 1% in price, a 1,000 basis point outperformance. This illustrates the benefit of our strategic shift to securities with a very low correlation to Treasury issues.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



We continued to participate in the new-issue market during the period to provide additional yield opportunities for the Fund. The new-issue calendar generally was highly active throughout the period. As of September 30, 2003, new issuance totaled $104 billion for the year. In fact, there was more new issuance in the first half of 2003 than in all of 2002. Our participation in the new-issue calendar ultimately provided a boost to performance.

We will continue to carefully review the new-issue calendar, although we expect to participate on an increasingly selective basis. We believe the calendar will continue to be heavy through year-end as investment bankers and their clients move to take advantage of market receptiveness to new financings and the surge of funds committed to high yield investing, both domestic and international. We project new issuance to exceed $135 billion in 2003.


How would you characterize the Fund's position at the close of the period?

The lower-quality sector of the high yield market has rallied sharply since the beginning of 2003, and accordingly, it is increasingly difficult to find values compared to earlier in the year. Nevertheless, we believe there is modest appreciation potential left in the high yield market and that there are pockets of value to be found. As measured by Moody's, the default rate by high yield corporate borrowers declined in September to 5.7%. This compared to a default rate of 8.5% at year-end 2002. The declining trend is projected to continue and, we believe, is encouraging investment demand for the product sector.

Our strategy is to continue repositioning the portfolio, focusing on the B-rated sector and liquidity. With comparable-maturity Treasury issues expected to increase in yield, market appreciation will result from further spread compression. We plan to concentrate on the portion of the market that we believe will be less susceptible to price/yield pressure from Treasury and high-grade issues. We believe interest rates are likely to rise in the next few months, and we expect to see another 50 - 100 basis points of compression between the high yield market and Treasury issues. Thus, on balance, we believe the high yield market can hold its own and earn its coupon, currently around 8%.

At September 30, 2003, the Fund's net asset value was at its high for the year. On balance, we believe the economy will continue to strengthen, thereby supporting the fundamental improvement of high yield issuers. We see continued demand in the high yield sector, as we believe investors are being compensated for taking on the additional risk of moving down the credit spectrum. With that in mind, we would anticipate a strong relative return from the high yield sector over the next several months.


B. Daniel Evans
Vice President and Portfolio Manager


October 6, 2003



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003


Portfolio Information
                                                                                                                 Percent of
As of September 30, 2003                                                                                         Net Assets
Ten Largest Corporate Holdings


           Williams Companies,   Williams' primary lines of business include interstate natural gas
           Inc.*                 transportation, natural gas exploration and production and natural gas gathering and processing. On February 20, 2003, Williams outlined its business strategy for the next several years, which provides a clear plan to address near- and medium-term liquidity issues and further deleverage the
                                 company with the goal of returning to investment-grade status.                        2.0%

           JPMorgan High Yield   The JPMorgan High Yield Debt Index consists of 100 credit default swaps
           Debt Index            referencing a diversified pool of U.S. high yield credits. The product is designed to provide investors with the ability to trade a liquid, diversified basket of credits that is highly correlated with the JPMorgan
                                 Domestic High Yield Index.                                                            1.9

           Qwest Communications  Qwest Communications is the incumbent telecommunications provider in the
           International*        Western United States, having acquired U.S. West in the late 1990s. The company has renewed its operations and balance sheet after heavy acquisitions, unfulfilled growth strategies and accounting irregularities under previous management that left the company in a tight liquidity crunch. New management
                                 has returned leverage to acceptable levels, and asset values support the credit.      1.8

           Star Gas*             Star Gas distributes home heating oil and propane to customers in the Northeast and Mid-Atlantic regions of the United States. Cash flow is a function of heating oil and propane sales volumes, which are dependent on winter weather.
                                 Star Gas has used both equity and debt to finance the acquisition of smaller
                                 competitors and fuel growth.                                                          1.7

           Protection One        Protection One is one of the largest providers of property-monitoring and
           Alarm Monitoring      related security services in the United States, serving approximately 1.2 million customers. Majority owner Westar Energy Inc., a public electric utility regulated by the Kansas Corporation Commission (KCC), was directed by the KCC to sell its investment in Protection One. This has generated uncertainty in terms of the
                                 credit impact of the potential sale.                                                  1.6

           Insight               Insight Communications is a top-ten cable operator in the United States, with
           Communications*       1.3 million subscribers in the Midwest. The company is 50% owned by Comcast, but operates independently with the management team that formed the company in the mid 1990s. While competition from satellite providers in the less urban markets has intensified, Insight has grown profitability through enhanced services and
                                 cost controls.                                                                        1.6

           Primedia, Inc.*       Primedia, a media company, provides specialized information in the consumer, business-to-business and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks. Operating results continue to improve and the company has made significant progress in reducing
                                 debt via asset sales.                                                                 1.6

           Sierra Pacific*       Sierra Pacific is a holding company for two public utilities, Sierra Pacific
                                 Power and Nevada Power, both of which are engaged in the distribution, transmission, generation, purchase and sale of electric energy, primarily in
                                 Nevada. The company announced in August 2003 that the most recent quarter's operating loss was primarily due to a pretax charge of $91 million related to rate case disallowances for its two utilities. According to management, the deferred energy decisions were the final step in putting the Western energy
                                 crisis behind it.                                                                     1.5

           Hexcel Corporation    Hexcel manufactures reinforcement products, composite materials and engineered products used in the commercial aerospace, defense, electronics, general industrial and recreation markets. Weakness in its major market, commercial aerospace, continues to hamper performance. However, cost-saving initiatives and a focus on working capital improvements have boosted free cash flow while the successful refinancing of debt and the infusion of new equity have
                                 improved the company's credit profile.                                                1.5

           Venetian Casino       The Venetian Casino Resort is a Renaissance Venice-themed resort situated at one of the premierlocations on Las Vegas Boulevard. Management reported second quarter 2003 EBITDA (earnings before interest, taxes, depreciation and amortization) after corporate expenses of $56.8 million, an increase of
                                 41.4% from the same period in 2002.                                                   1.3


*Includes combined holdings and/or affiliates.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Portfolio Information (concluded)


As of September 30, 2003


Portfolio Profile


Quality Ratings by                    Percent of
Standard & Poor's          Long-Term Investments

BBB                                      4%
BB                                      21
B                                       52
CCC                                     20
NR (Not Rated)                           3



                                      Percent of
Five Largest Industries*              Net Assets

Chemicals                                8.3%
Energy--Other                            7.9
Utility                                  6.4
Leisure                                  5.3
Manufacturing                            5.1

*For Trust compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003


Performance Data (continued)

Recent Performance Results

                                                6-Month         12-Month    Since Inception    Standardized
As of September 30, 2003                      Total Return    Total Return    Total Return     30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*    +13.76%        +30.11%        + 8.90%             8.22%
ML U.S. High Yield Fund, Inc. Class B Shares*    +13.47         +29.46         + 5.92              8.04
ML U.S. High Yield Fund, Inc. Class C Shares*    +13.44         +29.40         + 5.63              7.99
ML U.S. High Yield Fund, Inc. Class I Shares*    +13.90         +30.44         +10.39              8.46
ML U.S. High Yield Fund, Inc. Class R Shares*    +13.93           --           +22.27              8.90
CSFB High Yield Index**                          +13.08         +28.04     +24.75/+17.69            --
Merrill Lynch High Yield Master Index**          +12.45         +28.14     +23.71/+19.73            --
Ten-Year U.S. Treasury Securities***             + 1.57         + 3.09     +41.44/+ 2.63            --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's inception dates are from 5/01/98 for Class A, Class B, Class
C & Class I Shares and from 1/03/03 for Class R Shares.

**These unmanaged market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total returns for CSFB High Yield Index and Merrill Lynch High Yield
Master Index are from 5/01/98 and 1/03/03, respectively.

***Since inception total returns are from 5/01/98 and 1/03/03, respectively.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Performance Data (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/03                  +30.11%          +24.91%
Five Years Ended 9/30/03                + 3.02           + 2.19
Inception (5/01/98)
through 9/30/03                         + 1.59           + 0.82

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/03                  +29.46%          +25.46%
Five Years Ended 9/30/03                + 2.50           + 2.25
Inception (5/01/98)
through 9/30/03                         + 1.07           + 0.96

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/03                  +29.40%          +28.40%
Five Years Ended 9/30/03                + 2.45           + 2.45
Inception (5/01/98)
through 9/30/03                         + 1.02           + 1.02

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 9/30/03                  +30.44%          +25.22%
Five Years Ended 9/30/03                + 3.28           + 2.44
Inception (5/01/98)
through 9/30/03                         + 1.84           + 1.08

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



Aggregate Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 9/30/03                      +22.27%



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Statement of Assets and Liabilities                                                Merrill Lynch U.S. High Yield Fund, Inc.

As of September 30, 2003
Assets

               Investment in Master U.S. High Yield Trust, at value
               (identified cost--$575,662,608)                                                              $   530,714,415
               Prepaid registration fees                                                                            129,220
                                                                                                            ---------------
               Total assets                                                                                     530,843,635
                                                                                                            ---------------

Liabilities

               Payables:
                  Dividends to shareholders                                               $       988,170
                  Distributor                                                                     253,582
                  Other affiliates                                                                127,041
                  Administrator                                                                     7,213         1,376,006
                                                                                          ---------------   ---------------
               Total liabilities                                                                                  1,376,006
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   529,467,629
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                   $     1,194,697
               Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         4,630,629
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,680,843
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                           957,165
               Class R Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                                 2
               Paid-in capital in excess of par                                                                 783,773,114
               Undistributed investment income--net                                       $     4,399,565
               Accumulated realized capital losses on investments from the Trust--net       (222,220,193)
               Unrealized depreciation on investments from the Trust--net                    (44,948,193)
                                                                                          ---------------
               Total accumulated losses--net                                                                  (262,768,821)
                                                                                                            ---------------
               Net Assets                                                                                   $   529,467,629
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $74,750,405 and 11,946,965 shares
               outstanding                                                                                  $          6.26
                                                                                                            ===============
               Class B--Based on net assets of $289,692,838 and 46,306,289 shares
               outstanding                                                                                  $          6.26
                                                                                                            ===============
               Class C--Based on net assets of $105,148,277 and 16,808,428 shares
               outstanding                                                                                  $          6.26
                                                                                                            ===============
               Class I--Based on net assets of $59,875,979 and 9,571,646 shares
               outstanding                                                                                  $          6.26
                                                                                                            ===============
               Class R--Based on net assets of $129.69 and 20.75 shares outstanding                         $          6.25
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Statement of Operations                                                            Merrill Lynch U.S. High Yield Fund, Inc.

For the Six Months Ended September 30, 2003
Investment Income from the Trust--Net

               Net investment income allocated from the Trust:
                  Interest                                                                                  $    23,369,909
                  Dividends                                                                                         782,837
                  Other                                                                                             452,535
                  Expenses                                                                                      (1,135,609)
                                                                                                            ---------------
               Net investment income from the Trust                                                              23,469,672
                                                                                                            ---------------

Expenses

               Account maintenance and distribution fees--Class B                         $     1,094,377
               Administration fees                                                                657,701
               Account maintenance and distribution fees--Class C                                 409,904
               Transfer agent fees--Class B                                                       146,360
               Account maintenance fees--Class A                                                   88,202
               Transfer agent fees--Class C                                                        51,035
               Printing and shareholder reports                                                    35,399
               Registration fees                                                                   33,852
               Transfer agent fees--Class A                                                        29,795
               Transfer agent fees--Class I                                                        25,802
               Professional fees                                                                   15,095
               Director's fees                                                                         17
               Other                                                                                6,833
                                                                                          ---------------
               Total expenses                                                                                     2,594,372
                                                                                                            ---------------
               Investment income--net                                                                            20,875,300
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) from the Trust--Net

               Realized loss on investments from the Trust--net                                                (34,010,925)
               Change in unrealized depreciation on investments from the Trust--net                              78,752,859
                                                                                                            ---------------
               Total realized and unrealized gain from the Trust--net                                            44,741,934
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    65,617,234
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Statements of Changes in Net Assets                                                Merrill Lynch U.S. High Yield Fund, Inc.

                                                                                           For the Six           For the
                                                                                          Months Ended          Year Ended
                                                                                          September 30,         March 31,
Increase (Decrease) in Net Assets:                                                             2003                2003
Operations

               Investment income--net                                                     $    20,875,300   $    43,752,006
               Realized loss on investments from the Trust--net                              (34,010,925)      (99,465,380)
               Change in unrealized depreciation on investments from the Trust--net            78,752,859        63,932,084
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            65,617,234         8,218,710
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                     (3,123,721)       (5,882,812)
                  Class B                                                                    (12,184,542)      (25,806,996)
                  Class C                                                                     (4,246,194)       (7,517,719)
                  Class I                                                                     (2,789,627)       (3,721,769)
                  Class R                                                                             (6)               (3)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (22,344,090)      (42,929,299)
                                                                                          ---------------   ---------------

Capital Stock Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                    10,719,902      (33,536,560)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         53,993,046      (68,247,149)
               Beginning of period                                                            475,474,583       543,721,732
                                                                                          ---------------   ---------------
               End of period*                                                             $   529,467,629   $   475,474,583
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     4,399,565   $     5,868,355
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Financial Highlights                                                               Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                       Class A***
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002      2001+++++        2000
Per Share Operating Performance

               Net asset value, beginning of period          $     5.75   $     6.11   $     6.89   $     8.26   $     9.42
                                                             ----------   ----------   ----------   ----------   ----------

               Investment income--net                             .25++        .56++        .67++          .93          .88
               Realized and unrealized gain (loss)
               on investments and from the Trust--net               .53        (.37)        (.80)       (1.37)       (1.07)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .78          .19        (.13)        (.44)        (.19)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.27)        (.55)        (.65)        (.92)        (.88)
                  In excess of investment income--net                --           --           --        (.01)        (.01)
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.27)        (.55)        (.65)        (.93)        (.97)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.26   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             13.76%+++        3.70%      (1.71%)      (6.08%)      (2.22%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement++++                1.05%*        1.08%        1.06%        1.01%        1.06%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses++++                                      1.05%*        1.08%        1.06%        1.01%        1.06%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            8.27%*        9.73%       10.71%       11.56%        9.73%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   74,751   $   61,749   $   78,704   $   76,904   $   62,423
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover of the Trust                   69.46%       81.87%       48.56%       30.71%       59.25%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

++Based on average shares outstanding.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002      2001+++++        2000
Per Share Operating Performance

               Net asset value, beginning of period          $     5.75   $     6.11   $     6.89   $     8.26   $     9.42
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .24++        .52++        .65++          .89          .83
               Realized and unrealized gain (loss)
               on investments and from the Trust--net               .52        (.36)        (.81)       (1.37)       (1.07)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .76          .16        (.16)        (.48)        (.24)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.25)        (.52)        (.62)        (.88)        (.83)
                  In excess of investment income--net                --           --           --        (.01)        (.01)
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.25)        (.52)        (.62)        (.89)        (.92)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.26   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             13.47%+++        3.17%      (2.21%)      (6.56%)      (2.72%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement++++                1.56%*        1.60%        1.58%        1.52%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses++++                                      1.56%*        1.60%        1.58%        1.52%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            7.77%*        9.31%       10.29%       11.11%        9.24%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  289,693   $  275,334   $  334,584   $  373,545   $  468,705
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover of the Trust                   69.46%       81.87%       48.56%       30.71%       59.25%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002      2001+++++        2000
Per Share Operating Performance

               Net asset value, beginning of period          $     5.75   $     6.11   $     6.89   $     8.26   $     9.42
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .24++        .52++        .65++          .89          .83
               Realized and unrealized gain (loss)
               on investments and from the Trust--net               .52        (.37)        (.81)       (1.37)       (1.07)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .76          .15        (.16)        (.48)        (.24)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.25)        (.51)        (.62)        (.88)        (.83)
                  In excess of investment income--net                --           --           --        (.01)        (.01)
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.25)        (.51)        (.62)        (.89)        (.92)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.26   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             13.44%+++        3.12%      (2.26%)      (6.61%)      (2.76%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement++++                1.61%*        1.65%        1.63%        1.57%        1.62%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses++++                                      1.61%*        1.65%        1.63%        1.57%        1.62%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            7.71%*        9.27%       10.20%       11.02%        9.17%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  105,148   $   89,033   $   92,234   $   85,821   $   93,985
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover of the Trust                   69.46%       81.87%       48.56%       30.71%       59.25%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Financial Highlights (continued)                                                   Merrill Lynch U.S. High Yield Fund, Inc.
                                                                                       Class I***
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2003         2003         2002      2001+++++        2000
Per Share Operating Performance

               Net asset value, beginning of period          $     5.75   $     6.11   $     6.89   $     8.26   $     9.42
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .27++        .56++        .68++          .85          .90
               Realized and unrealized gain (loss)
               on investments and from the Trust--net               .52        (.36)        (.79)       (1.37)       (1.07)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .79          .20        (.11)        (.52)        (.17)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                          (.28)        (.56)        (.67)        (.84)        (.90)
                  In excess of investment income--net                --           --           --        (.01)        (.01)
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                  (.28)        (.56)        (.67)        (.85)        (.99)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.26   $     5.75   $     6.11   $     6.89   $     8.26
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             13.90%+++        3.96%      (1.46%)      (5.84%)      (1.97%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement++++                 .80%*         .83%         .81%         .76%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses++++                                       .80%*         .83%         .81%         .76%         .81%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            8.52%*       10.13%       10.85%       11.64%        9.97%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   59,876   $   49,359   $   38,200   $   23,662   $   11,427
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover of the Trust                   69.46%       81.87%       48.56%       30.71%       59.25%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

++Based on average shares outstanding.

++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Financial Highlights (concluded)                                                 Merrill Lynch U.S. High Yield Fund, Inc.

                                                                                                     Class R

The following per share data and ratios have been derived                                  For the Six      For the Period
from information provided in the financial statements.                                     Months Ended   January 3, 2003++
                                                                                          September 30,      to March 31,
Increase (Decrease) in Net Asset Value:                                                        2003              2003
Per Share Operating Performance

               Net asset value, beginning of period                                          $     5.75          $     5.49
                                                                                             ----------          ----------
               Investment income--net++++                                                           .27                 .14
               Realized and unrealized gain on investments from the Trust--net                      .53                 .26
                                                                                             ----------          ----------
               Total from investment operations                                                     .80                 .40
                                                                                             ----------          ----------
               Less dividends from investment income--net                                         (.30)               (.14)
                                                                                             ----------          ----------
               Net asset value, end of period                                                $     6.25           $    5.75
                                                                                             ==========          ==========

Total Investment Return**

               Based on net asset value per share                                             13.93%+++            7.33%+++
                                                                                             ==========          ==========

Ratios to Average Net Assets

               Expenses, net of reimbursement++++++                                              1.30%*              1.29%*
                                                                                             ==========          ==========
               Expenses++++++                                                                    1.30%*              1.29%*
                                                                                             ==========          ==========
               Investment income--net                                                            8.02%*              9.42%*
                                                                                             ==========          ==========

Supplemental Data

               Net assets, end of period (in thousands)                                         --+++++             --+++++
                                                                                             ==========          ==========
               Portfolio turnover of the Trust                                                   69.46%              81.87%
                                                                                             ==========          ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

++++Based on average shares outstanding.

++++++Includes the Fund's share of the Trust's allocated expenses.

+++Aggregate total investment return.

+++++Amount is less than $1,000.

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Notes to Financial Statements
Merrill Lynch U.S. High Yield Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Fund owned by the Trust at September 30, 2003 was 100%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Notes to Financial Statements (continued)
Merrill Lynch U.S. High Yield Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .50%
Class C                          .25%                   .55%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                       $ 8,549               $ 92,428
Class I                       $   551               $  4,257

For the six months ended September 30, 2003, MLPF&S received contingent deferred sales charges of $211,308 and $17,898 relating to transactions in Class B and Class C Shares of the Fund, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,500 and $12,500 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $10,719,902 for the six months ended September 30, 2003 and ($33,536,560) the year ended March 31, 2003.
Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                               Dollar
September 30, 2003++                        Shares             Amount

Shares sold                              3,001,446    $    18,262,020
Automatic conversion of shares             467,315          2,839,857
Shares issued to shareholders
   in reinvestment of dividends            188,251          1,151,222
                                   ---------------    ---------------
Total issued                             3,657,012         22,253,099
Shares redeemed                        (2,453,013)       (15,043,766)
                                   ---------------    ---------------
Net increase                             1,203,999    $     7,209,333
                                   ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                    Dollar
Ended March 31, 2003++                      Shares             Amount

Shares sold                              4,308,462    $    24,943,070
Automatic conversion of shares             655,327          3,702,799
Shares issued to shareholders
   in reinvestment of dividends            273,461          1,532,930
                                   ---------------    ---------------
Total issued                             5,237,250         30,178,799
Shares redeemed                        (7,375,227)       (40,877,533)
                                   ---------------    ---------------
Net decrease                           (2,137,977)    $  (10,698,734)
                                   ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Notes to Financial Statements (concluded)
Merrill Lynch U.S. High Yield Fund, Inc.


Class B Shares for the
Six Months Ended                                               Dollar
September 30, 2003                          Shares             Amount

Shares sold                              4,220,091    $    25,596,779
Shares issued to shareholders
   in reinvestment of dividends            832,311          5,086,002
                                   ---------------    ---------------
Total issued                             5,052,402         30,682,781
Automatic conversion of shares           (467,315)        (2,839,857)
Shares redeemed                        (6,189,487)       (37,777,080)
                                   ---------------    ---------------
Net decrease                           (1,604,400)    $   (9,934,156)
                                   ===============    ===============



Class B Shares for the Year                                    Dollar
Ended March 31, 2003                        Shares             Amount

Shares sold                              8,339,617    $    46,897,652
Shares issued resulting from
   reorganization                          195,316          1,112,740
Shares issued to shareholders
   in reinvestment of dividends          1,843,202         10,341,894
                                   ---------------    ---------------
Total issued                            10,378,135         58,352,286
Automatic conversion of shares           (655,334)        (3,702,799)
Shares redeemed                       (16,564,442)       (92,974,119)
                                   ---------------    ---------------
Net decrease                           (6,841,641)    $  (38,324,632)
                                   ===============    ===============



Class C Shares for the
Six Months Ended                                               Dollar
September 30, 2003                          Shares             Amount

Shares sold                              3,418,160    $    20,686,008
Shares issued to shareholders
   in reinvestment of dividends            351,798          2,149,588
                                   ---------------    ---------------
Total issued                             3,769,958         22,835,596
Shares redeemed                        (2,454,463)       (14,987,807)
                                   ---------------    ---------------
Net increase                             1,315,495    $     7,847,789
                                   ===============    ===============



Class C Shares for the Year                                    Dollar
Ended March 31, 2003                        Shares             Amount

Shares sold                              5,420,097    $    30,629,182
Shares issued resulting from
   reorganization                           86,433            492,408
Shares issued to shareholders
   in reinvestment of dividends            655,981          3,679,160
                                   ---------------    ---------------
Total issued                             6,162,511         34,800,750
Shares redeemed                        (5,764,101)       (32,146,650)
                                   ---------------    ---------------
Net increase                               398,410    $     2,654,100
                                   ===============    ===============



Class I Shares for the
Six Months Ended                                               Dollar
September 30, 2003++                        Shares             Amount

Shares sold                              6,019,922    $    36,396,382
Shares issued to shareholders
   in reinvestment of dividends            113,069            690,936
                                   ---------------    ---------------
Total issued                             6,132,991         37,087,318
Shares redeemed                        (5,150,935)       (31,490,393)
                                   ---------------    ---------------
Net increase                               982,056    $     5,596,925
                                   ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                    Dollar
Ended March 31, 2003++                      Shares             Amount

Shares sold                              7,907,736    $    44,176,245
Shares issued to shareholders
   in reinvestment of dividends            197,960          1,111,422
                                   ---------------    ---------------
Total issued                             8,105,696         45,287,667
Shares redeemed                        (5,768,570)       (32,455,064)
                                   ---------------    ---------------
Net increase                             2,337,126    $    12,832,603
                                   ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the
Six Months Ended                                               Dollar
September 30, 2003                          Shares             Amount

Shares issued to shareholders
   in reinvestment of dividends                  2    $            11
                                   ---------------    ---------------
Net increase                                     2    $            11
                                   ===============    ===============



Class R Shares for the
Period January 3, 2003++                                       Dollar
to March 31, 2003                           Shares             Amount

Shares sold                                     19    $           100
Shares issued to shareholders
   in reinvestment of dividends                --*                  3
                                   ---------------    ---------------
Net increase                                    19    $           103
                                   ===============    ===============

++Commencement of operations.

*Amount is less than 1 share.



4. Capital Loss Carryforward:
On March 31, 2003, the Fund had a net capital loss carryforward of $144,728,800, of which $15,062,164 expires in 2009, $47,658,889 expires in 2010 and $82,007,747 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003


Schedule of Investments                                                                        Master U.S. High Yield Trust

                    S&P       Moody's     Face
Industry++          Ratings   Ratings    Amount    Corporate Bonds                                                 Value
Aerospace &         B+        B1     $ 1,000,000   Esterline Technologies, 7.75% due 6/15/2013 (e)           $    1,060,000
Defense--2.5%       CCC+      Caa2     7,300,000   Hexcel Corporation, 9.75% due 1/15/2009                        7,610,250
                    BB-       Ba3      1,000,000   L-3 Communications Corporation, 6.125% due 7/15/2013             990,000
                    NR*       NR*      2,725,000   Orbital Sciences Corporation, 9% due 7/15/2011 (e)             2,820,375
                    B-        B3         675,000   TD Funding Corporation, 8.375% due 7/15/2011 (e)                 725,625
                                                                                                             --------------
                                                                                                                 13,206,250

Airlines--1.8%      BB        B1       5,000,000   American Airlines, 7.80% due 10/01/2006                        3,684,981
                    B-        B3       4,050,000   Evergreen International Aviation, 12% due 5/15/2010 (e)        3,685,500
                    NR*       Ca       7,087,950   USAir Inc., 10.375% due 3/01/2013 (b)                          2,409,903
                                                                                                             --------------
                                                                                                                  9,780,384

Automotive--1.3%    NR*       NR*      9,922,858   Federal-Mogul Corporation, 7.375% due 1/15/2006 (b)            1,538,043
                                                   General Motors Corp.:
                    BBB       Baa1       600,000       7.125% due 7/15/2013                                         629,384
                    BBB       Baa1     1,000,000       8.25% due 7/15/2023                                        1,045,777
                    B         Caa1     3,549,000   Metaldyne Corporation, 11% due 6/15/2012                       3,176,355
                    CCC+      B2         675,000   Tenneco Automotive Inc., 10.25% due 7/15/2013 (e)                732,375
                                                                                                             --------------
                                                                                                                  7,121,934

Broadcasting--0.8%  B-        B3         450,000   Entravision Communications Corporation, 8.125%
                                                   due 3/15/2009                                                    471,375
                    B-        Ba3      3,500,000   Panamsat Corporation, 8.50% due 2/01/2012                      3,666,250
                                                                                                             --------------
                                                                                                                  4,137,625

Cable--             C         Caa2     5,950,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007          5,957,438
International--1.1%

Cable--U.S.--3.0%                                  Adelphia Communications Corporation (b):
                    NR*       NR*        800,000       9.25% (a)                                                    552,000
                    NR*       NR*      1,450,000       9.25% due 11/15/2009                                       1,036,750
                    NR*       NR*        175,000       10.875% due 10/01/2010                                       122,500
                    BB-       B1       1,100,000   CSC Holdings Inc., 7.625% due 4/01/2011                        1,097,250
                                                   Charter Communications Holdings, LLC:
                    CCC-      Ca       1,981,000       8.625% due 4/01/2009                                       1,515,465
                    CCC-      Ca       3,000,000       10% due 4/01/2009                                          2,370,000
                    CCC-      Ca       1,200,000       10.75% due 10/01/2009                                        981,000
                    B-        Caa1     8,150,000   Insight Communications, 12.328%** due 2/15/2011                5,969,875
                    B+        B2       2,150,000   Insight Midwest LP, 9.75% due 10/01/2009                       2,166,125
                                                                                                             --------------
                                                                                                                 15,810,965

Chemicals--8.3%     CCC+      NR*      8,050,000   HMP Equity Holdings Corporation, 15.529%** due
                                                   5/15/2008 (d)                                                  3,904,250
                                                   Huntsman International LLC:
                    B-        B3       2,000,000       9.875% due 3/01/2009                                       2,100,000
                    B-        B3         925,000       9.875% due 3/01/2009 (e)                                     971,250
                                                   IMC Global Inc.:
                    B-        B2          19,000       7.625% due 11/01/2005                                         19,190
                    B+        B1       3,600,000       10.875% due 8/01/2013 (e)                                  3,726,000
                    BB-       B2       3,375,000   ISP ChemCo., 10.25% due 7/01/2011                              3,763,125
                    B         B2         700,000   Koppers Industries Inc., 9.875% due 10/15/2013 (e)               700,000
                    BB-       Ba3      3,750,000   MacDermid, Inc., 9.125% due 7/15/2011                          4,143,750
                    NR*       NR*      2,130,000   Noveon International Inc., 13% due 8/31/2011 (c)               2,193,900
                    BB-       B2       4,500,000   Omnova Solutions Inc., 11.25% due 6/01/2010                    4,770,000
                    BB-       B2       4,925,000   Polyone Corporation, 10.625% due 5/15/2010                     4,161,625
                    B-        Caa1     4,761,000   Resolution Performance, 13.50% due 11/15/2010                  4,261,095
                    B-        B3       2,175,000   Rockwood Specialties Corporation, 10.625% due
                                                   5/15/2011 (e)                                                  2,316,375
                    B-        NR*      3,600,000   Salt Holdings Corporation Inc., 12%** due 6/01/2013 (e)        2,160,000
                    B-        Caa1     2,400,000   Terra Capital Inc., 11.50% due 6/01/2010                       2,208,000
                    B+        Ba3      2,650,000   WestLake Chemical Corporation, 8.75% due 7/15/2011 (e)         2,749,375
                                                                                                             --------------
                                                                                                                 44,147,935



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                    S&P       Moody's     Face
Industry++          Ratings   Ratings    Amount    Corporate Bonds                                                 Value
Consumer            BB+       Ba3    $ 2,975,000   American Greetings, 11.75% due 7/15/2008                  $    3,391,500
Products--2.7%      B         B2       1,825,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                 2,012,062
                    NR*       NR*     10,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008 (b)                      75,000
                    B-        B3         575,000   Rayovac Corporation, 8.50% due 10/01/2013 (e)                    592,250
                    B-        B2       2,375,000   Remington Arms Company, 10.50% due 2/01/2011                   2,434,375
                    BB        B1         775,000   Russell Corporation, 9.25% due 5/01/2010                         821,500
                    B-        B3       1,150,000   United Industries Corporation, 9.875% due 4/01/2009            1,184,500
                    B-        B2       3,450,000   Universal City Development, 11.75% due 4/01/2010 (e)           3,881,250
                                                                                                             --------------
                                                                                                                 14,392,437

Diversified         B         Caa1     6,500,000   Houghton Mifflin Company, 11.50%** due 10/15/2013 (e)          3,702,400
Media--2.6%         B         B2       1,550,000   PEI Holdings Inc., 11% due 3/15/2010                           1,712,750
                    B         B3       3,500,000   Primedia, Inc., 7.625% due 4/01/2008                           3,447,500
                    BBB-      Baa2     4,800,000   World Color Press Inc., 7.75% due 2/15/2009                    5,067,634
                                                                                                             --------------
                                                                                                                 13,930,284

Energy--Other--     B         Caa1       550,000   Coastal Corporation, 7.75% due 6/15/2010                         456,500
7.9%                                               El Paso Energy Corporation:
                    B         Caa1     1,950,000       6.75% due 5/15/2009                                        1,628,250
                    B         Caa1       900,000       7% due 5/15/2011                                             742,500
                    B+        B2       3,000,000   El Paso Production Holdings, 7.75% due 6/01/2013 (e)           2,850,000
                                                   Giant Industries, Inc.:
                    B-        B3       1,550,000       9% due 9/01/2007                                           1,503,500
                    B-        B3         900,000       11% due 5/15/2012                                            886,500
                    BB        Ba2      3,875,000   Key Energy Services Inc., 8.375% due 3/01/2008                 4,165,625
                    CCC       B3       5,000,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                      4,450,000
                                                   Parker Drilling Company:
                    B-        B2       1,025,000       9.75% due 11/15/2006                                       1,048,063
                    B-        B2       2,675,000       10.125% due 11/15/2009                                     2,755,250
                    B         B2       1,650,000   Plains E&P Company, 8.75% due 7/01/2012                        1,765,500
                    BB-       Ba3      1,000,000   Premcor Refining Group, 7.50% due 6/15/2015                      997,500
                    B         B3       6,650,000   Star Gas Partners, LP, 10.25% due 2/15/2013                    7,082,250
                    NR*       NR*      2,025,000   Star Gas Propane, LP,  8.04% due 9/15/2009 (e)                 1,994,625
                    B         B3         500,000   Tesoro Petroleum Corp., 9% due 7/01/2008                         487,500
                    CCC+      Caa1     5,984,000   Trico Marine Services, 8.875% due 5/15/2012                    4,368,320
                    B-        Caa1     6,000,000   United Refining Co., 10.75% due 6/15/2007                      4,860,000
                                                                                                             --------------
                                                                                                                 42,041,883

Financial--1.6%     BB        B1       4,125,000   Crum & Forster Holding Corp., 10.375% due 6/15/2013 (e)        4,485,937
                    BBB-      Ba1      4,000,000   Leucadia National Corporation, 7% due 8/15/2013 (e)            3,960,000
                                                                                                             --------------
                                                                                                                  8,445,937

Food/Tobacco--      B         B3       1,450,000   American Seafood Group LLC, 10.125% due 4/15/2010              1,696,500
4.7%                NR*       NR*        627,939   Archibald Candy Corporation, 10% due 11/01/2007                  207,220
                                                   Commonwealth Brands, Inc. (e):
                    NR*       NR*      3,000,000       9.75% due 4/15/2008                                        3,225,000
                    B-        B3       3,925,000       0.625% due 9/01/2008                                       4,199,750
                    B         B2       4,000,000   Del Monte Corporation, 9.25% due 5/15/2011                     4,390,000
                    CCC+      B2       1,475,000   Doane Pet Care Company, 10.75% due 3/01/2010                   1,622,500
                                                   Dole Foods Company:
                    BB-       B2       2,075,000       7.25% due 6/15/2010 (e)                                    2,085,375
                    BB-       B2       2,375,000       8.875% due 3/15/2011                                       2,529,375
                                                   Smithfield Foods Inc.:
                    NR*       Ba2      1,500,000       8% due 10/15/2009                                          1,635,000
                    BB        Ba2      3,100,000       7.75% due 5/15/2013 (e)                                    3,324,750
                                                                                                             --------------
                                                                                                                 24,915,470



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                    S&P       Moody's     Face
Industry++          Ratings   Ratings    Amount    Corporate Bonds                                                 Value
Forest Products--                                  Ainsworth Lumber Company:
3.6%                B-        B3     $ 2,350,000       12.50% due 7/15/2007 (c)                              $    2,690,750
                    B-        B3       2,500,000       13.875% due 7/15/2007                                      2,862,500
                                                   Doman Industries Limited (b):
                    D         NR*      5,000,000       8.75% due 3/15/2004                                          800,000
                    D         NR*      5,000,000       9.25% due 11/15/2007                                         800,000
                    BB+       Ba2      5,000,000   Georgia-Pacific Corporation, 9.375% due 2/01/2013              5,581,250
                    B         B2       4,000,000   MDP Acquisitions PLC, 9.625% due 10/01/2012                    4,380,000
                    BB        Ba3      2,250,000   Tembec Industries, Inc., 8.625% due 6/30/2009                  2,216,250
                                                                                                             --------------
                                                                                                                 19,330,750

Gaming--4.9%        B+        B1       2,450,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                   2,655,187
                    B         B2       2,425,000   Majestic Star Casino LLC, 9.50% due 10/15/2010 (e)             2,491,688
                    BB-       Ba3      2,000,000   Mandalay Resort Group, 10.25% due 8/01/2007                    2,300,000
                    B         B2       5,550,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009       5,501,438
                    B-        B3       5,525,000   Trump Holdings and Funding, 11.625% due 3/15/2010              4,937,969
                    B-        B3       5,975,000   Venetian Casino/LV Sands, 11% due 6/15/2010                    6,811,500
                    CCC+      B3       1,350,000   Wynn Las Vegas LLC, 12% due 11/01/2010                         1,539,000
                                                                                                             --------------
                                                                                                                 26,236,782

Health Care--1.5%   B+        B3       3,950,000   Alpharma Inc., 8.625% due 5/01/2011 (e)                        3,969,750
                    BB-       Ba2      1,681,000   Fresenius Medical Capital Trust II, 7.875% due
                                                   2/01/2008                                                      1,748,240
                    B         NR*      1,175,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008
                                                   (Convertible)                                                  1,114,781
                    BB-       Ba3      1,000,000   Ventas Realty LP, 9% due 5/01/2012                             1,110,000
                                                                                                             --------------
                                                                                                                  7,942,771

Housing--1.8%       B         B2       3,250,000   Building Materials Corporation, 8.625% due 12/15/2006          3,274,375
                    BB-       Ba3      2,975,000   Forest City Enterprises Inc., 7.625% due 6/01/2015             3,094,000
                    BB-       B1       2,775,000   Texas Industries Inc., 10.25% due 6/15/2011 (e)                3,038,625
                                                                                                             --------------
                                                                                                                  9,407,000

Leisure--5.3%                                      Felcor Lodging LP:
                    B         B1       3,000,000       9.50% due 9/15/2008                                        3,225,000
                    B         B1       1,000,000       8.50% due 6/01/2011                                        1,065,000
                    BBB-      Ba1      2,000,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                 2,235,000
                    B+        Ba3      5,000,000   Host Marriott LP,  8.375% due 2/15/2006                        5,231,250
                    BB+       Ba1      3,000,000   ITT Corporation (New), 7.75% due 11/15/2025                    2,925,000
                    B+        B1       3,000,000   Intrawest Corporation, 10.50% due 2/01/2010                    3,311,250
                    B         B2       5,000,000   John Q. Hammons Hotels, 8.875% due 5/15/2012                   5,412,500
                                                   Meristar Hospitality Corp.:
                    CCC+      B2       3,000,000       9% due 1/15/2008                                           3,142,500
                    CCC+      B2       1,225,000       10.50% due 6/15/2009                                       1,323,000
                                                                                                             --------------
                                                                                                                 27,870,500

Manufacturing--     NR*       NR*      2,950,000   AquaChem Inc., 11.25% due 7/01/2008                            2,419,000
5.1%                BB-       Ba3      4,125,000   Case New Holland Inc., 9.25% due 8/01/2011 (e)                 4,434,375
                    B-        B3       1,750,000   Columbus McKinnin Corporation, 10% due 8/01/2010 (e)           1,841,875
                    B-        B3       3,125,000   Eagle-Picher, Inc., 9.75% due 9/01/2013 (e)                    3,281,250
                    B-        B3       4,200,000   FastenTech Inc., 11.50% due 5/01/2011 (e)                      4,389,000
                    CCC-      Ca       6,875,000   International Wire Group, Inc.,11.75% due 6/01/2005            4,056,250
                    B-        B3         550,000   Rexnord Corporation, 10.125% due 12/15/2012                      610,500
                    CCC+      B3       1,600,000   Trench Electric SA and Trench Inc., 10.25% due
                                                   12/15/2007                                                     1,628,000
                    B         B3       1,350,000   Trimas Corporation, 9.875% due 6/15/2012                       1,370,250
                    BBB-      Ba2        875,000   Tyco International Group SA, 2.75% due 1/15/2018
                                                   (Convertible) (e)                                                959,219
                    BB        Ba2      1,900,000   Westinghouse Air Brake Technologies, 6.875% due
                                                   7/31/2013 (e)                                                  1,923,750
                                                                                                             --------------
                                                                                                                 26,913,469



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                    S&P       Moody's     Face
Industry++          Ratings   Ratings    Amount    Corporate Bonds                                                 Value
Metal--             B-        B2     $ 2,750,000   Freeport-McMoran C&G, 10.125% due 2/01/2010               $    3,073,125
Other--0.8%         NR*       NR*      7,500,000   Kaiser Aluminum & Chemical Corp., 12.75% (a)(b)                  600,000
                    NR*       NR*      2,000,000   Ormet Corporation, 11% due 8/15/2008 (b)(e)                      460,000
                                                                                                             --------------
                                                                                                                  4,133,125

Multi-Sector        NR*       B3       9,814,815   JP Morgan, 9% due 6/20/2008 (d)                                9,962,037
Holdings--1.9%


Oil Refineries--    BB        Ba3      4,000,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (e)         4,520,000
0.9%

Packaging--4.5%                                    Anchor Glass Container:
                    B+        B2       1,500,000       11% due 2/15/2013                                          1,680,000
                    B+        B2       1,000,000       11% due 2/15/2013 (e)                                      1,120,000
                                                   Crown Euro Holdings SA (e):
                    B+        B1       1,800,000       9.50% due 3/01/2011                                        1,935,000
                    B         B2       2,100,000       10.875% due 3/01/2013                                      2,315,250
                    CCC+      Caa1     2,400,000   Graham Packaging Company, 8.75% due 1/15/2008 (e)              2,454,000
                    B+        B3       3,000,000   Owens-Illinois Inc., 7.15% due 5/15/2005                       3,067,500
                                                   Pliant Corporation:
                    B-        B3       2,225,000       11.125% due 9/01/2009 (e)                                  2,391,875
                    B-        Caa1     2,850,000       13% due 6/01/2010                                          2,650,500
                    B         B2       1,975,000   Portola Packaging Inc., 10.75% due 10/01/2005                  1,965,125
                                                   U.S. Can Corporation:
                    CCC+      B3         700,000       10.875% due 7/15/2010 (e)                                    708,750
                    CCC+      Caa1     4,000,000       12.375% due 10/01/2010                                     3,360,000
                                                                                                             --------------
                                                                                                                 23,648,000

Paper--1.1%         B         B3       2,050,000   Dex Media West, 9.875% due 8/15/2013 (e)                       2,316,500
                                                   Graphic Packaging International (e):
                    B-        B2       1,500,000       8.50% due 8/15/2011                                        1,623,750
                    B-        B3         669,000       9.50% due 8/15/2013                                          734,227
                                                   Jefferson Smurfit Corporation:
                    B         B2         650,000       8.25% due 10/01/2012                                         679,250
                    B         B2         600,000       7.50% due 6/01/2013                                          609,000
                                                                                                             --------------
                                                                                                                  5,962,727

Service--5.1%                                      Allied Waste North America:
                    BB-       Ba3      4,000,000       8.875% due 4/01/2008                                       4,330,000
                    BB-       Ba3      1,050,000       7.875% due 4/15/2013                                       1,099,875
                    NR*       C        7,500,000   Anthony Crane Rental LP, 10.375% due 8/01/2008 (b)               178,125
                    B         B2       1,325,000   Coinmach Corporation, 9% due 2/01/2010                         1,411,125
                    B-        B3       5,000,000   Monitronics International Inc., 11.75% due 9/01/2010 (e)       5,012,500
                    CCC+      Caa3    10,800,000   Protection One Alarm Monitoring, 8.125% due 1/15/2009          8,275,500
                    BB-       Ba2      6,325,000   Shaw Group Inc., 10.75% due 3/15/2010 (e)                      6,040,375
                    B+        B2         675,000   Williams Scotsman, Inc., 10% due 8/15/2008 (e)                   718,875
                                                                                                             --------------
                                                                                                                 27,066,375

Steel--1.1%         B+        B2       4,534,000   Gerdau Ameristeel Corporation, 10.375% due 7/15/2011 (e)       4,556,670
                    B         B3         950,000   UCAR Finance Inc., 10.25% due 2/15/2012                        1,037,875
                                                                                                             --------------
                                                                                                                  5,594,545

Telecommunica-      B-        B3       2,500,000   Alaska Communications Systems Holdings, 9.375%
tions --2.3%                                       due 5/15/2009                                                  2,350,000
                    BB+       B1         500,000   Eircom Funding, 8.25% due 8/15/2013 (e)                          537,500
                    CCC+      Caa2     2,425,000   Qwest Capital Funding, 5.875% due 8/03/2004                    2,400,750
                    CCC+      NR*      4,025,000   Qwest Services Corporation, 13.50% due 12/15/2010 (e)          4,689,125
                    CCC+      Caa2     2,275,000   US West Capital Funding, 6.25% due 7/15/2005                   2,229,500
                                                                                                             --------------
                                                                                                                 12,206,875



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                            Master U.S. High Yield Trust
                    S&P       Moody's     Face
Industry++          Ratings   Ratings    Amount    Corporate Bonds                                                 Value
Transportation--    A         Ba3    $ 2,000,000   Airborne Inc., 5.75% due 4/01/2007 (Convertible)          $    2,150,000
1.4%                B+        B1       1,900,000   General Maritime Corporation, 10% due 3/15/2013                2,123,250
                    B+        B2       2,400,000   Laidlaw International Inc., 10.75% due 6/15/2011 (e)           2,574,000
                    BB        Ba3        400,000   Stena AB, 9.625% due 12/01/2012                                  435,000
                                                                                                             --------------
                                                                                                                  7,282,250

Utility--6.4%       B-        B3       1,247,000   The AES Corporation, 8.875% due 2/15/2011                      1,240,765
                    B+        B3       1,350,000   CMS Energy Corporation, 8.50% due 4/15/2011                    1,373,625
                                                   Calpine Corporation:
                    CCC+      B1         175,000       4% due 12/26/2006 (Convertible) (e)                          160,344
                    CCC+      B1       5,000,000       7.875% due 4/01/2008                                       3,525,000
                    B         NR*      2,000,000       8.75% due 7/15/2013 (e)                                    1,830,000
                    B-        Caa2     4,500,000   Mission Energy Holdings, 13.50% due 7/15/2008                  2,970,000
                    NR*       Ba2      2,500,000   Nevada Power Company, 10.875% due 10/15/2009                   2,703,125
                    B+        B1         250,000   Northwest Pipeline Corporation, 8.125% due 3/01/2010             271,250
                    BB        Ba2      5,000,000   Sierra Pacific Power Company, 8% due 6/01/2008                 5,062,500
                    B+        B1         525,000   Southern Natural Gas, 8.875% due 3/15/2010                       561,750
                    B+        B1       4,000,000   Southern Star Central Corporation, 8.50% due 8/01/2010 (e)     4,240,000
                                                   Williams Companies, Inc.:
                    B+        B3       1,225,000       8.625% due 6/01/2010                                       1,301,563
                    B+        B3       8,950,000       7.125% due 9/01/2011                                       8,838,125
                                                                                                             --------------
                                                                                                                 34,078,047

Wireless--4.3%      CCC       B3         950,000   American Tower Escrow, 12.248%** due 8/01/2008                   631,750
                    CCC       Caa1     4,850,000   American Tower Systems Corporation, 9.375% due
                                                   2/01/2009                                                      4,947,000
                    CCC       Caa1     1,550,000   Centennial Cell/Communications, 10.125% due
                                                   6/15/2013 (e)                                                  1,596,500
                    CCC+      B3         800,000   Dobson Communications Corporation, 8.875% due
                                                   10/01/2013 (e)                                                   809,000
                    NR*       Caa1     6,194,000   Loral Cyberstar Inc., 10% due 7/15/2006                        3,778,340
                    NR*       B2       2,832,000   Millicom International Cellular S.A., 11% due 6/01/2006        2,895,720
                    CCC+      B3       2,100,000   Mobifon Holdings BV, 12.50% due 7/31/2010 (e)                  2,289,000
                    CCC+      B3       1,075,000   Spectrasite Inc., 8.25% due 5/15/2010 (e)                      1,134,125
                    BBB       Baa2     1,717,000   Tritel PCS Inc., 10.375% due 1/15/2011                         2,072,362
                    CCC       Caa2     2,650,000   Western Wireless Corporation, 9.25% due 7/15/2013 (e)          2,703,000
                                                                                                             --------------
                                                                                                                 22,856,797

                                                   Total Investments in Corporate Bonds
                                                   (Cost--$506,519,675)--90.3%                                  478,900,592


                                         Shares
                                          Held     Common Stocks
Consumer Products--0.1%                   40,203   WKI Holding Co. Inc. (b)                                         402,030

Food/Tobacco--0.0%                         3,249   Archibald Candy Corporation (b)                                       32

Information                               56,812   Dictaphone Corporation (b)                                       596,526
Technology--0.1%                       5,000,000   Dictaphone Corporation Litigation Trust (Units) (b)                   50
                                                                                                             --------------
                                                                                                                    596,576

Manufacturing--0.0%                       21,202   Thermadyne Holdings Corporation (b)                              203,539

                                                   Total Investments in Common Stocks
                                                   (Cost--$18,234,963)--0.2%                                      1,202,177



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Schedule of Investments (concluded)                                                            Master U.S. High Yield Trust
                                         Shares
Industry++                               Held      Preferred Stocks                                                Value
Automotive--0.6%                         120,000   General Motors Corp. (Convertible)                        $    3,234,000

Cable--International--0.0%                    37   NTL Europe, Inc. (b)                                                 130

Cable--U.S.--0.0%                          2,000   CSC Holdings Inc. (c)                                            209,000

Diversified Media--0.9%                   50,000   Primedia, Inc. (Series H)                                      4,537,500

                                                   Total Investments in Preferred Stocks
                                                   (Cost--$8,003,234)--1.5%                                       7,980,630


                                                   Warrants (f)
Information Technology--0.0%              51,289   Dictaphone Corporation                                            12,822

Manufacturing--0.0%                       33,536   Thermadyne Holdings Corporation (Series A)                             0
                                          20,289   Thermadyne Holdings Corporation (Series B)                             0
                                                                                                             --------------
                                                                                                                          0

Packaging--0.0%                            3,250   Pliant Corporation                                                   406

Wireless--0.0%                               950   American Tower Corporation                                       116,375
                                          61,075   Loral Space & Communications                                         183
                                                                                                             --------------
                                                                                                                    116,558

                                                   Total Warrants (Cost--$403,506)--0.0%                            129,786


                                      Beneficial
                                        Interest   Short-Term Securities
                                     $40,862,339   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                   Series I (g)                                                  40,862,339
                                                                                                             --------------
                                                   Total Short-Term Securities (Cost--$40,862,339)--7.7%         40,862,339


                    Total Investments (Cost--$574,023,717)--99.7%                                               529,075,524
                    Other Assets Less Liabilities--0.3%                                                           1,638,891
                                                                                                             --------------
                    Net Assets--100.0%                                                                       $  530,714,415
                                                                                                             ==============

(a)Maturity of this security is pending as a result of bankruptcy proceedings.

(b)Non-income producing security.

(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(d)Restricted securities as to resale. The value of the Trust's investment in restricted securities was approximately $13,866,000, representing 2.6% of net assets.


                         Acquisition
Issue                       Dates            Cost             Value

HMP Equity Holdings
  Corporation, 15.529%    4/30/2003-
  due  5/15/2008           9/30/2003     $ 4,036,117     $3,904,250
JP Morgan, 9% due          9/4/2003-
  6/20/2008                9/30/2003       9,973,268     9,96C2,037
                                         -----------    -----------
Total                                    $14,009,385    $13,866,287
                                         ===========    ===========


(e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I            $(15,085,944)     $250,227


*Not Rated.

**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.

++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Statement of Assets and Liabilities                                                            Master U.S. High Yield Trust

As of September 30, 2003
Assets

               Investments, at value (identified cost--$574,023,717)                                        $   529,075,524
               Receivables:
                  Interest                                                                $    11,727,032
                  Securities sold                                                               5,746,833
                  Contributions                                                                 1,902,655
                  Dividends                                                                       113,468
                  Securities lending--net                                                           1,000        19,490,988
                                                                                          ---------------
               Prepaid expenses and other assets                                                                     25,089
                                                                                                            ---------------
               Total assets                                                                                     548,591,601
                                                                                                            ---------------

Liabilities

               Payables:
                  Securities purchased                                                         16,458,836
                  Withdrawals                                                                   1,139,419
                  Investment adviser                                                               10,135
                  Other affiliates                                                                  4,851        17,613,241
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               263,945
                                                                                                            ---------------
               Total liabilities                                                                                 17,877,186
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   530,714,415
                                                                                                            ===============

Net Assets Consist of

               Investors' capital                                                                           $   575,662,608
               Unrealized depreciation on investments--net                                                     (44,948,193)
                                                                                                            ---------------
               Net Assets                                                                                   $   530,714,415
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Statement of Operations                                                                        Master U.S. High Yield Trust

For the Six Months Ended September 30, 2003
Investment Income

               Interest                                                                                     $    23,369,909
               Dividends                                                                                            782,837
               Other                                                                                                452,535
                                                                                                            ---------------
               Total income                                                                                      24,605,281
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       924,447
               Accounting services                                                                110,634
               Professional fees                                                                   41,656
               Trustees' fees and expenses                                                         24,238
               Custodian fees                                                                      14,339
               Pricing fees                                                                        11,415
               Printing and shareholder reports                                                     1,633
               Other                                                                                7,247
                                                                                          ---------------
               Total expenses                                                                                     1,135,609
                                                                                                            ---------------
               Investment income--net                                                                            23,469,672
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                               (34,010,925)
               Change in unrealized depreciation on investments--net                                             78,752,859
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            44,741,934
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    68,211,606
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Statements of Changes in Net Assets                                                            Master U.S. High Yield Trust
                                                                                             For the Six         For the
                                                                                            Months Ended        Year Ended
                                                                                            September 30,       March 31,
Increase (Decrease) in Net Assets:                                                               2003              2003
Operations

               Investment income--net                                                     $    23,469,672   $    49,243,540
               Realized loss on investments--net                                             (34,010,925)      (99,730,509)
               Change in unrealized depreciation on investments--net                           78,752,859        63,802,463
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            68,211,606        13,315,494
                                                                                          ---------------   ---------------

Capital Transactions

               Proceeds from contributions                                                    272,609,034       254,309,091
               Fair value of withdrawals                                                    (287,189,342)     (340,932,265)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from capital transactions                  (14,580,308)      (86,623,174)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         53,631,298      (73,307,680)
               Beginning of period                                                            477,083,117       550,390,797
                                                                                          ---------------   ---------------
               End of period                                                              $   530,714,415   $   477,083,117
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Financial Highlights                                                                         Master U.S. High Yield Trust
                                                                  For the Six                                For the Period
                                                                  Months Ended      For the Year Ended      Sept. 1, 2000++
The following ratios have been derived from                      September 30,          March 31,             to March 31,
information provided in the financial statements.                      2003          2003           2002          2001
Total Investment Return**

               Total investment return                               14.10%+++          4.63%        (1.06%)             --
                                                                  ============   ============   ============   ============

Ratios to Average Net Assets

               Expenses                                                  .43%*           .44%           .42%          .45%*
                                                                  ============   ============   ============   ============
               Investment income--net                                   8.86%*         10.41%         11.35%        12.13%*
                                                                  ============   ============   ============   ============

Supplemental Data

               Net assets, end of period (in thousands)           $    530,714   $    477,083   $    550,391   $    562,432
                                                                  ============   ============   ============   ============
               Portfolio turnover                                       69.46%         81.87%         48.56%         30.71%
                                                                  ============   ============   ============   ============

*Annualized.

**Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Notes to Financial Statements
Master U.S. High Yield Trust


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of the Trust. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Trust employs certain pricing services to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Such valuations and procedures will be reviewed periodically by the Trustees.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Notes to Financial Statements (continued)
Master U.S. High Yield Trust


* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a "pass through" entity for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

For the six months ended September 30, 2003, the Trust reimbursed
FAM $5,251 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2003 were $353,451,537 and $327,342,519, respectively.

Net realized losses for the six months ended September 30, 2003 and net unrealized losses as of September 30, 2003 were as follows:



                                   Realized          Unrealized
                                     Losses              Losses

Long-term investments       $  (34,010,925)     $  (44,948,193)
                            ---------------     ---------------
Total                       $  (34,010,925)     $  (44,948,193)
                            ===============     ===============



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Notes to Financial Statements (concluded)
Master U.S. High Yield Trust


As of September 30, 2003, net unrealized depreciation for Federal income tax purposes aggregated $41,560,911, of which $27,924,034 related to appreciated securities and $69,484,945 related to depreciated securities. At September 30, 2003, the aggregate cost of investments for Federal income tax purposes was $570,636,435.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the six months ended September 30, 2003.





MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003




Officers and Directors/Trustees


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
B. Daniel Evans, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Acting Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH U.S. HIGH YIELD FUND, INC., SEPTEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. High Yield Fund, Inc. and Master U.S. High Yield
Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. High Yield Fund, Inc. and
       Master U.S. High Yield Trust


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.